Exhibit 10.28
GLYCOREGIMMUNE, INC.
Restricted Stock Award
This is a Restricted Stock Award dated as of April 2, 2015 from Glycoregimmune, Inc., a Delaware corporation (the “Corporation”), to Vipin Kumar Chaturvedi (“Grantee”).
1.    Definitions. As used herein:
(a)    “Award” means the award of Restricted Stock hereby granted.
(b)    “Board” means the Board of Directors of the Corporation.
(c)    “Cause” means (i) misappropriation of any funds or property of the Corporation, theft, embezzlement or fraud, (ii) willful misconduct, gross negligence, or breach of fiduciary duty that, in each case or in the aggregate, results in material harm to the Corporation, (iii) conviction of a felony or (iv) any other misconduct by the Grantee that is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Corporation.
(d)    “Change of Control” shall have the meaning set forth in the definition of “Liquidity Event” below.
(e)    “Code” means the Internal Revenue Code of 1986, as amended.
(f)    “Date of Grant” means April 2, 2015, the date on which the Corporation awarded the Restricted Stock.
(g)    “Disability” means “disability,” as such term is defined in Section 22(e)(3) of the Code.
(h)    “Employer” means the Corporation or a Subsidiary of the Corporation for which Grantee is performing services on the Vesting Date.
(i)    “IPO” means the Corporation’s first underwritten public offering of its common stock under the Securities Act of 1933, as amended.
(j)    “Liquidity Event” means the first to occur of a Change of Control of the Corporation or an IPO. The term “Change of Control” shall mean (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than the Corporation or any stockholder of the Corporation of this Restricted Stock Award, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted, as converted basis) of the outstanding voting securities of the Corporation; or (ii) the sale or other disposition by the Corporation of all or substantially all of its assets; or (iii) the merger or consolidation by the Corporation with or into another entity, as a result of which merger or consolidation, less than 50% of the voting securities of the surviving entity shall be owned by stockholders of the Corporation that were stockholders immediately prior to such merger or consolidation; or (iv) the dissolution, winding up or liquidation of the Corporation; provided, however, that, no Change of Control shall be deemed to occur by reason of the issuance by the Corporation of shares of the Corporation’s capital stock in connection with a capital-raising transaction.
(k)    “Performance Reasons” means (i) failure or refusal to faithfully and diligently perform the usual and customary duties for the Grantee’s employment, director or consulting relationship with the Corporation, and failure to remedy such failure or refusal within 15 days after receipt of written notice provided by the Corporation to the Grantee; or (ii) failure or refusal to materially comply with any reasonable policies, standards or regulations of the Corporation applicable to the Grantee, and failure to remedy such failure or refusal within 15 days after receipt of written notice provided by the Corporation to the Grantee.

(l)    “Restriction Period” means, with respect to each Share of Restricted Stock, the period beginning on the Date of Grant and ending on the applicable Vesting Date.
(m)    “Restricted Stock” means the 1,104 Shares which are the subject of the Award hereby granted. As of the date of grant, the Restricted Stock is valued at $1,000 per share.
(n)    “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, as in effect from time to time.
(o)    “Securities Act” means the Securities Act of 1933, as amended.
(p)    “Share” or “Shares” means a share or shares of the Corporation’s common stock, par value $0.01 per share.
(q)    “Subsidiary” means, in respect of the Corporation or parent, a subsidiary company, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.
(r)    “Vesting Date” means the date of a Liquidity Event, or, if earlier, death or Disability of the Grantee or the termination by the Corporation or the Corporation’s shareholders, as applicable, of the Grantee’s service relationship with the Corporation, whether as an employee, member of the Board or consultant other than for Cause or Performance Reasons.
(s)    “1934 Act” means the Securities Exchange Act of 1934, as amended.
The Corporation anticipates effecting a 1,000 for 1 stock split of its common stock on or about the date of this Award. All share and price per share numbers in this Award are presented on a pre-stock split basis.
2.    Grant of Restricted Stock. Subject to the terms and conditions set forth herein, the Corporation hereby grants to Grantee the Restricted Stock and Grantee hereby acknowledges the restrictions on the Restricted Stock.
3.    Restrictions on Restricted Stock. Subject to the terms and conditions set forth herein and notwithstanding any other agreement to which the Grantee is a party, during the Restriction Period, Grantee shall not be permitted to sell, transfer, pledge, hypothecate, assign or otherwise dispose of the Restricted Stock. The Corporation shall maintain possession of the certificates respecting the Restricted Stock during the Restriction Period. Any attempted sale, transfer, pledge, hypothecation, assignment or other disposition of any Restricted Stock in violation of this Award shall be void and of no effect, and the Corporation shall have the right to disregard any such transfer on its books and records and to issue “stop transfer” instructions to its transfer agent, if any.
4.    Vesting. Subject to the terms and conditions set forth herein, the restrictions set forth in Paragraph 3 on each Share of Restricted Stock shall lapse on the Vesting Date if provided that throughout the Restriction Period, Grantee has continuously been an employee or director of, or consultant to, the Company or any Subsidiary. Upon the lapse of the restrictions, subject to the terms of any applicable Shareholder’s Agreement, the Grantee will be free to hold, sell, transfer, pledge, assign or otherwise encumber the Shares.
5.    Forfeiture of Restricted Stock. If Grantee’s employment or other service relationship with the Corporation and all Subsidiaries terminates during the Restriction Period for any reason other than death, Disability, involuntary termination by the Corporation (other than for Cause or Performance Reasons) or pursuant to a Change of Control or IPO, Grantee shall forfeit any remaining Restricted Stock as of the date of such termination of employment or other service relationship. Upon a forfeiture of the remaining Restricted Stock as provided in this Section 5, the remaining Restricted Stock shall be deemed canceled. If Grantee’s employment or other service relationship with the Corporation and all Subsidiaries terminates during the Restriction Period as a result of death, Disability, involuntary termination by the Corporation (other than for Cause or Performance Reasons) or pursuant to a Change of Control or IPO, the restrictions on the remaining Restricted Stock shall lapse as of the date of such termination of employment or other service relationship.
6.    Voting, Dividends and Recapitalization. During the Restriction Period, Grantee shall have the right to vote the Restricted Stock and shall have the right to receive dividends, if any, paid on such Restricted Stock, in such amount and at such times as received by all other stockholders of the Corporation; provided that to the extent any such Shares of Restricted Stock are forfeited to the Corporation pursuant to Section 5 above, such rights shall terminate immediately with respect to the Shares of Restricted Stock that are so forfeited. In the event of any changes in the capital stock of the Corporation by reason of any stock dividends, split-ups or combinations of shares, reclassifications, mergers, consolidations, reorganizations or liquidations while any shares comprising the Restricted Stock shall be subject to restrictions on transfer and forfeiture hereunder, any and all new, substituted or additional securities to which Grantee is entitled by reason of the ownership of such shares of Restricted Stock shall be subject immediately to the terms, conditions and restrictions of this Award.
7.    Notices. For the purposes of this Award, notices and all other communications provided for in the Award shall be in writing and will be deemed to have been duly given when personally delivered, by facsimile transmission or sent by certified mail, return receipt requested, postage prepaid, or by expedited (overnight) courier with established national reputation, shipping prepaid or billed to sender, in either case addressed to the respective addresses last given by each party to the other (provided that all notices to the Corporation must be directed to the attention of the Secretary of the Corporation) or to such other address as either party may have furnished to the other in writing in accordance herewith. All notices and communication will be deemed to have been received on the date of delivery thereof, or on the second day after deposit thereof with an expedited courier service, except that notice of change of address will be effective only upon receipt.

Corporation at:	Glycoregimmune, Inc.

Grantee at:	Vipin Kumar Chaturvedi

8.    Applicable Laws. The Corporation may from time to time impose any conditions on the Restricted Stock as it deems necessary or advisable to ensure that the Award satisfies the conditions of applicable laws. In addition, the grant of Restricted Stock is intended to be exempt from the requirements of Section 409A of the Code, and, to the extent that further guidance is issued under Section 409A of the Code after the date of this Award, the Corporation may make any changes to this Award as are necessary to bring this Award into compliance with the applicable exemptions under Section 409A of the Code and the Treasury regulations issued thereunder.
9.    Delivery of Shares. Except as otherwise provided in Section 8, upon the respective Vesting Dates, the Corporation shall notify Grantee that the Restriction Period for the applicable portion of the Restricted Stock has lapsed. By the later of 10 business days following each Vesting Date, the Corporation will deliver to Grantee a certificate for the applicable portion of the Restricted Stock without any legend or restrictions, except for such restrictions as may be imposed by the Corporation, in its sole judgment, under this Section 9, provided that no certificates for Shares will be delivered to Grantee until appropriate arrangements have been made with Employer for the withholding of any taxes which may be due with respect to such Shares. The Corporation may condition delivery of certificates for Shares upon the prior receipt from Grantee of any undertakings which it may determine are required to assure that the certificates are being issued in compliance with federal and state securities laws.
10.    Stock Power; Power of Attorney. Concurrent with the execution and delivery of this Award, and as an express condition to this Award, the Grantee shall deliver to the Corporation an executed stock power in the form attached hereto as Appendix A, in blank, with respect to the Restricted Stock. The Grantee, by acceptance of this award, shall be deemed to appoint, and does so appoint by execution of this Award, the Corporation and each of its authorized representatives as the Grantee’s attorney(s)-in-fact to effect any transfer of unvested, forfeited shares to the Corporation as may be required or permitted pursuant to this Award and to execute such documents as the Corporation or such representative(s) deem necessary or advisable in connection with any such transfer.
11.    Tax Matters. The Restricted Stock is intended to constitute property that is subject to a substantial risk of forfeiture during the Restriction Period, and subject to federal income tax in accordance with Section 83 of the Code. Section 83 of the Code generally provides that Grantee will recognize compensation income with respect to each installment of the Restricted Stock on such installment’s Vesting Date in an amount equal to the then fair market value of the shares for which restrictions have lapsed. Alternatively, Grantee may elect, pursuant to Section 83(b) of the Code, to recognize compensation income for all or any part of the Restricted Stock at the Date of Grant in an amount equal to the fair market value of the Restricted Stock subject to the election on the Date of Grant. Such election must be made within 30 days of the Date of Grant and Grantee shall immediately notify the Corporation if such an election is made. Grantee should consult his or her tax advisors to determine whether a Section 83(b) election is appropriate. If Grantee (after consulting with his or her tax advisors) decides to file an 83(b) election, then instructions and an election form are attached hereto as Appendix B.
12.    Award Not to Affect Employment. The Award granted hereunder shall not confer upon Grantee any right to continue in the employment or other service relationship of the Corporation or any Subsidiary or affiliate of the Corporation.
13.    Securities Laws Representations.
(a)    The Grantee acknowledges that the Shares of Restricted Stock have not been and will not be registered under the Securities Act or any other state securities laws, and therefore may not be resold without compliance with the Securities Act and the applicable state securities laws. The Shares of Restricted Stock are being acquired solely for Grantee’s own account, for investment purposes only, and with no present intention of distributing, selling or otherwise disposing of it in connection with a distribution.
The Grantee covenants, warrants and represents that none of the Shares of Restricted Stock issued to Grantee will be offered, sold, assigned, pledged, hypothecated, transferred or otherwise disposed of except after full compliance with all of the applicable provisions of the Securities Act, the rules and regulations of the Securities and Exchange Commission and applicable state securities laws. All the Restricted Stock shall bear the following legend in addition to any other legends required under this Award:
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING A VESTING SCHEDULE AND FORFEITURE PROVISION AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN A RESTRICTED STOCK AWARD BETWEEN GLYCOREGIMMUNE, INC. (THE “CORPORATION”) AND THE REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION.
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR ANY STATE SECURITIES OR BLUE SKY LAWS. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE 1933 ACT AND ANY STATE SECURITIES OR BLUE SKY LAWS, UNLESS, IN THE OPINION (WHICH SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION) OF COUNSEL SATISFACTORY TO THE CORPORATION, SUCH REGISTRATION IS NOT REQUIRED.
(b)    The Grantee represents and warrants that (i) the Grantee has a preexisting personal or business relationship with the Corporation, including as a director of the Corporation, (ii) the Grantee has had an adequate opportunity to ask questions and receive answers from the officers of the Corporation concerning any and all matters relating to the transactions described herein including, without limitation, the background and experience of the current and proposed officers and directors of the Corporation, the plans for the operations of the business of the Corporation, and the business, operations and financial condition of the Corporation, and (iii) by reason of the Grantee’s business or financial experience, the Grantee has the capacity to protect the Grantee’s own interests in connection with this Award of Restricted Stock. The Grantee acknowledges that he or she has adequate information concerning the restrictions placed upon the Shares of Restricted Stock hereunder. In addition, the Grantee acknowledges that the Corporation is under no obligation to grant the Shares of Restricted Stock to Grantee.
(c)    The Corporation may from time to time impose any conditions on the Restricted Stock as it deems necessary or advisable to ensure that the Award satisfies the conditions of Rule 16b-3, and that Shares are issued and resold in compliance with the Securities Act.
(d)    The Grantee is aware that his, her or its investment in the Corporation is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Grantee is able, without impairing his, her or its financial condition, to hold the Restricted Stock for an indefinite period and to suffer a complete loss of an investment in the Restricted Stock.
(e)    The Grantee agrees that the offer and sale of the Restricted Stock has not been accomplished by the publication of any advertisement.
14.    Miscellaneous.
(a)    Administration. The administration of this Award shall be governed by the Board. All decisions made by the Board shall be final and binding on all persons, including the Corporation and any Grantee. No member of the Board shall be liable for any good faith determination, act or failure to act in connection with the Award.
(b)    Binding Effect. Subject to the limitations set forth herein, this Award shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.
(c)    Entire Agreement; Amendments. This Award constitutes the entire agreement between the parties with respect to the Award and cannot be changed or terminated orally. No modification or waiver of any of the provisions hereof shall be effective unless in writing and signed by the party against whom it is sought to be enforced.
(d)    Counterparts. This Award may be executed in one or more counterparts, both of which taken together shall constitute one and the same agreement.
(e)    Governing Law. This Award shall be governed and construed and the legal relationships of the parties determined in accordance with the internal laws of the State of Delaware.
(f)    Severability. In the event that any provision in this Award shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Award.
(g)    Section Headings. The captions and section headings of this Award are for convenience of reference only and shall not be deemed to alter or affect any provision hereof
(h)    Further Assurances. Each of the parties hereto shall use its reasonable and diligent best efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party’s benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated herein.

(i)    Legal Counsel. The Grantee and the Corporation recognize that this is a legally binding contract and acknowledge and agree that they have had the opportunity to consult with legal counsel of their choice.

GLYCOREGIMMUNE, INC.

By:	/s/ W. Marc Hertz

ACKNOWLEDGMENT
The Grantee acknowledges receipt of the Restricted Stock Award, a copy of which is attached hereto; represents that he or she has read and is familiar with the terms and provisions thereof; hereby accepts this Grant subject to all of the terms and provisions thereof; and represents that Grantee’s representations in Section 13 thereof are true. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors upon any questions arising hereunder.

Date:	/s/ Vipin Kumar Chaturvedi
Signature of Grantee

Name of Grantee

Address

City, State, Zip Code
THE SHARES REPRESENTED BY THIS GRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

APPENDIX A
STOCK POWER
FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Award between Glycoregimmune, Inc. (the “Corporation”) and the individual named below (the “Individual”) dated as of April 2, 2015 the Individual hereby sells, assigns and transfers to the Corporation an aggregate __________ shares of common stock of the Corporation, standing in the Individual’s name on the books of Corporation and represented by stock certificate number(s) _________________________ to which this instrument is attached, and hereby irrevocably constitutes and appoints _________________________ as his or her attorney in fact and agent to transfer such shares on the books of the Corporation, with full power of substitution in the premises.

Date:
Signature

Print Name
(Instruction: Please do not fill in any blanks other than the signature line. The purpose of the assignment is to enable the Corporation to exercise its rights to reacquire the shares in the circumstances provided for in the Restricted Stock Award without requiring additional signatures on the part of the Individual.)

APPENDIX B
SECTION 83(b) ELECTIONS
INSTRUCTIONS REGARDING SECTION 83(b) ELECTIONS:
1.    An 83(b) Election is Irrevocable.
2.    If you choose to make an 83(b) Election, an 83(b) Election Form must be filed with the Internal Revenue Service within 30 days after the date the Restricted Stock is transferred to you. No exceptions to this rule are made.
3.    You must provide a copy of the 83(b) Election Form to the corporate secretary or other designated officer of the Corporation. This copy should be provided to the Corporation at the same time that you file your 83(b) Election Form with the Internal Revenue Service.
4.    In addition to making the filing under Item 2 above, you must attach a copy of your 83(b) Election Form to your tax return for the taxable year in which you received the restricted stock.
5.    If you make an 83(b) Election and later forfeit the Restricted Stock, you will not be entitled to a deduction with respect to the gross income you recognized under the 83(b) Election.
You are urged to consult your personal tax advisor before making an 83(b) Election to discuss the consequences thereof and consider whether such an election is advisable under the circumstances (and to complete the election form).

APPENDIX B
SECTION 83(b) ELECTION FORM
Election Pursuant to Section 83(b) of the Internal Revenue Code
to Include Property in Gross Income in Year of Transfer
The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:
1.The name, address, and taxpayer identification number of the undersigned are:

     -      -
2.Description of the property with respect to which the election is being made: _____ (_____) shares of common stock, par value $0.01 per share, of __________.
3.Date on which the property was transferred is: __________.
4.The taxable year of the taxpayer in which this property was transferred is: __________.
5.Nature of restrictions to which the property is subject: stock is subject to potential forfeiture pursuant to the trust indenture and is also subject to forfeiture for failure to remain employed by ____________________ during the _____-year period following grant.
6.The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the property with respect to which this election is being made is $__________ per share; with a cumulative fair market value of $__________.
7.The taxpayer did not pay any amount for these shares.
8.A copy of this statement was furnished to Glycoregimmune, Inc. for whom taxpayer rendered the services underlying the transfer of such property.

Date:
Name

AMENDMENT TO RESTRICTED STOCK AWARD
This Amendment to Restricted Stock Award (the “Amendment”) is made and entered effective as of December 7, 2022 (the “Effective Date”) by and between Gri Bio, Inc. (formerly Glycoregimmune, Inc.), a Delaware corporation (the “Corporation”), and Vipin Kumar Chaturvedi (“Grantee”) (each a “Party” and collectively, the “Parties”).
BACKGROUND
WHEREAS, Company has granted an award of Restricted Stock to the Grantee pursuant to the terms of a Restricted Stock Award dated as of April 2, 2015 (the “Restricted Stock Award Agreement”);
WHEREAS, the Parties desire to amend a certain term of the Restricted Stock Award Agreement.
NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the Restricted Stock Award Agreement as follows:
1.    Section 1(i) of the Restricted Stock Award Agreement is hereby amended and restated in its entirely with the following:
(i)    “IPO” means the date of the expiration of the lock-up period imposed on the Grantee following the completion of the Corporation’s first underwritten public offering of its common stock under the Securities Act of 1933, as amended.
2.    Except as expressly set forth in this Amendment, the provisions of the Restricted Stock Award Agreement shall remain in full force and effect, in their entirety, in accordance with their terms.
This Amendment may be executed in two or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For all purposes, an electronic signature shall be treated as an original.
[signatures appear on following page]
1

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

COMPANY:

GRI BIO, INC.

By:	/s/ W. Marc Hertz
Name: W. Marc Hertz
Title: President and Chief Executive Officer

GRANTEE:

VIPIN KUMAR CHATURVEDI

/s/ Vipin Kumar Chaturvedi